                                                              Exhibit 10.23(c)




                       THIRD LOAN MODIFICATION AGREEMENT

     This Third Loan Modification Agreement ("this Agreement") is made as of February __, 1995 between Alkermes, Inc., a Pennsylvania corporation (the "Borrower") and Fleet Bank of Massachusetts, N.A. (the "Bank" ). For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank act and agree as follows:

          1. Reference is made to (i) that certain letter agreement dated November 19, 1992 between the Borrower and the Bank, as amended (as so amended, the "Letter Agreement"), (ii) that certain $3,187,496 face amount promissory note dated December 23, 1994 (the "Term Note") made by the Borrower and payable to the order of the Bank, (iii) that certain Security Agreement dated November 19, 1992, as amended (as so amended, the "Security Agreement") given by the Borrower to the Bank, and (iv) that certain Pledge Agreement dated November 19,
1992) as amended (as so amended, the "Pledge") from the Borrower to the Bank. The Letter Agreement, the Security Agreement, the Pledge and the Term Note are hereinafter collectively referred to as the "Financing Documents". As used herein, the term "Second Modification" means that certain Second Loan Modification Agreement dated December 23, 1994 between the Bank and the Borrower.

          2. The Letter Agreement is hereby amended by deleting in their entireties the third, fourth, fifth and sixth sentences of Section 1.2 of the Letter Agreement (said sentences having been inserted by Paragraph 3e of the Second Modification) and by inserting in their stead the following.

     "The original principal balance of the Term Loan will not exceed 100% of the total invoiced purchase price of the Equipment."

          3. The Security Agreement is hereby amended by adding to original Exhibit A to the Security Agreement (as heretofore amended) the additional items of equipment described on Exhibit A attached hereto, so that all such additional items of equipment are deemed added to the "Equipment" as defined in Section 1 of the Security Agreement. The Borrower hereby grants to the Bank, and confirms the grant of, a security interest in and to all of the items of equipment described on Exhibit A hereto and all of the other Collateral (as defined in the Security Agreement), all in order to secure the obligations (as defined in the Security Agreement).

          4. The Bank hereby releases the savings account "hold" in the amount of $50,000 heretofore imposed by the Bank on an account of the Borrower pursuant to the Second Modification.

          5. Whenever in any Financing Document or in any certificate or opinion to be delivered in connection therewith reference is made to a "Security Agreement", from and after the date hereof same will be deemed to refer to the security Agreement, as hereby amended.

          6. Except as expressly affected hereby, the Security Agreement and each of the other Financing Documents remains in full force and effect as heretofore.

          7. Nothing contained herein will be deemed to constitute a waiver or a release of any provision of any of the Financing Documents. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or agree to any amendment or modification of any provision of any of the Financing Documents on any other or future occasion.

          Executed, as an instrument under seal, as of the day and year first above written.

                              ALKERMES, INC.


                              By /s/ Michael Landine
                                 ---------------------------------
                                 Its


                              FLEET BANK OF MASSACHUSETTS, N.A.


                              By /s/ Catherine Bruton
                                 ------------------------------------
                                 Its Vice President

                                   EXHIBIT A

                                 EQUIPMENT LIST

                              see following pages.

                                                                     EXHIBIT A


                          SUPPLEMENTAL EQUIPMENT LIST

ALKERMES/ACTI FIXED ASSET LIST


Date of                                                                 Total
Purchase   Company                  Description            Ref #       Invoice    Freight   Sales Tax       Net
- ------------------------------------------------------------------------------------------------------------------

12/20/94   CIBA Corning             S/A M238 B/G W/Cal Gas             9,536.20     86.20     450.00      9,000.00
12/27/94   Crimson Tech             Polaroid Slidemaker                1,595.00      0.00       0.00      1,595.00
 1/13/95   Fisher Scientific        Maxima vacuum pump model D8C       1,480.00      0.00       0.00      1,480.00
12/22/94   Harvard Apparatus        SS Cage Rack                       2,068.60     43.60       0.00      2,025.00
12/12/94   Infotech                 Powerbook                          6,082.70     41.00     287.70      5,754.00
12/30/94   Kaye Instruments, Inc.   Validator Mainframe               24,343.00      0.00       0.00     24,343.00
 1/17/95   Martell Associates       Rannie 8.30 H Mini-Lab             4,816.66      0.00       0.00      4,816.66
 12/8/94   Terra Universal, Inc.    Work Station                       1,562.00      0.00       0.00      1,562.00
                                                                      --------------------------------------------

                                                                      51,484.16    170.80     737.70     50,575.66
                                                                      --------------------------------------------